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                                                                    Exhibit 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated July 31, 1997 in United States Satellite Broadcasting Company, Inc.'s annual report to shareholders.


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
    September 26, 1997